                                  EXHIBIT 4.1

              INCORPORATED UNDER THE LAWS OF THE STATE OF GEORGIA

                                                             See Reverse for
                                                             Certain Definitions

                               NBG BANCORP, INC

                    Common Stock, Par Value $1.00 Per Share



This is to Certify that _________________________________________________ is the
owner of _______________________________________________________________________
fully paid and non-assessable shares of the above Corporation transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

Witness, the seal of the Corporation and the signatures of its duly authorized officers.

Dated

     September 23, 1999

_________________________________            ___________________________________
William S. Huggins, President and            Michael R. Carson, Secretary
  Chief Executive Officer

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

  TEN COM   - as tenants in common          UNIF GIFT MIN ACT ...... Custodian ........
                                                              (Cust)            (Minor)

  TEN ENT   - as tenants by the entireties  under Uniform Gifts to Minors
                                            Act .........................
                                                        (State)

  JT TEN    - as joint tenants with
              right of survivorship and
              not as tenants in common
              Additional abbreviations may also be used though not in the above list.

  For value received ______ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

---------------------------------------

--------------------------------------------------------------------------------

________________________________________________________________________________
   (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF
                                   ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint _______________________________________________________ Attorney to
transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

     Dated ________________________ 19__
               In presence of


                                       _________________________________________

__________________________________

     NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.